Exhibit 99.1

2 Forward-Looking Statements Statements included that are not historical facts (including any statements concerning plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto), are forward-looking statements. These statements can be identified by the use of forward-looking terminology including "forecast," "may," "believe," "will," "expect," "anticipate," "estimate," "continue" or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other "forward-looking" information. We and our representatives may from time to time make other oral or written statements that are also forward-looking statements. These forward-looking statements are made based upon management's current plans, expectations, estimates, assumptions and beliefs concerning future events impacting us and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important reasons. A discussion of these factors, including risks and uncertainties, is set forth in Martin Midstream's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. Martin Midstream expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

3 Use of Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, such as EBITDA, Adjusted EBITDA and Distributable Cash Flow. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States (GAAP). A reconciliation of non-GAAP financial measures included in this presentation to the most directly comparable financial measure calculated and presented in accordance with GAAP is set forth elsewhere in this presentation and on our web site at www.martinmidstream.com. MMLP's management believes that these non-GAAP financial measures provide useful information to investors regarding MMLP's financial condition and results of operations as they provide another measure of the profitability and ability to service its debt, and are considered important measures by financial analysts covering MMLP and its peers.

4 Investor Day Agenda Joe McCreery Vice President - Finance / Head of Investor Relations Ruben Martin President & Chief Executive Officer Bob Dunn Sr. Vice President / Head of Prism Gas Ed Grimm Sr. Vice President / Head of Marine Transportation Matt Yost Vice President - Terminalling & Storage Ruben Martin President / Chief Executive Officer Bob Bondurant Executive Vice President / Chief Financial Officer Wes Martin Vice President - Business Development Welcome / Introductions Company Overview Operating Segments Natural Gas Services Marine Transportation Terminalling & Storage Sulfur Services MMLP Update and Financial Review Business Development & Growth

5 Company Overview

6 Privately held MRMC owns the General Partner of MMLP and is based in Kilgore, TX Founded in 1951 by R. S. Martin, Jr. Provides outsourcing solutions for Petroleum products and by-products Transportation Marketing Terminalling Primarily operates in Gulf Coast and Southeast U.S. 1,950 employees MRMC 2008 revenue of $1.8 billion Corporate Offices - Kilgore, Texas Martin Resource Management Corporation

7 Martin Resource Management Corp (MRMC) Martin Transport Martin Product Sales Midstream Fuel Service Martin Underground Storage Cross Oil Refining & Marketing* Joint Ventures Cardinal Gas Storage Ican Energy Company 100% of General Partner Interest Martin Midstream Partners - (MMLP:NASDAQ) 5,184,817 Limited Partner Units * Martin Midstream Partners - (MMLP:NASDAQ) Martin Midstream Partners L.P. (NASDAQ : MMLP) Primary Business Segments Terminalling and Storage Natural Gas Services Marine Transportation Sulfur Services Corporate Entities - MRMC & MMLP *It is anticipated that in November 2009, the Cross Oil naphthenic lube processing assets will be contributed to the Terminalling & Storage segment of MMLP in exchange for $45 million in common & subordinated units. In addition, MMLP is issuing $20 million of common units to MRMC. Following such transactions, MRMC will own approximately 44% of the LP Interest.

MRMC & MMLP Pro-Forma Corporate Organization Chart* 8 *Assumes completion of the Cross Dropdown and equity issuance expected to close in November 2009 7,598,980 LP

9 MMLP's Interests are Aligned with our Unitholders After giving effect to the Dropdown and the new equity, our General Partner (MRMC) will own approximately 43.9% of the LP interests, plus an additional 2.0% GP interest Public Unitholders 38.8% LP Interest (Common) 5.2% LP Interest (Subordinated) 54.0% LP Interest (Common) 100% 2.0% GP + Incentive Distribution Rights Martin Resource Management Corporation General Partner MRMC is currently approximately 28.6% employee owned

10 Integrated yet complementary business segments uniquely positions MMLP. This is a key driver of long- term customer relationships Breadth, scale and brand recognition make MMLP a premier supplier of products and services Customers include some of the largest, most profitable businesses in the energy industry. These include major oil and gas companies, independent refiners, large chemical companies, fertilizer manufacturers Long-term contracts, providing stable revenue and cash flow generation, typically from 1 - 5 years Strong Stable Customer Base Marquee Customer Base MMLP's High Quality Customer Base

11 How MMLP Plays in the Midstream Value Chain Marine Transportation Terminalling & Storage Natural Gas Services Wellhead Crude Oil & Natural Gas Refining & Processing Storage Consumer Sulfur Services Wellhead Refined / Processed Products

Diversified Cash Flow Profile - Largely Fee-Based Sulfur Services Marine Transportation Terminalling and Storage Natural Gas Services 35-40% 25-30% 20-25% 15-20% Percentages in segments based on estimated 2010 EBITDA contribution, excluding unallocated SG&A and including the effects of the Cross Dropdown anticipated to close November 2009. PRO FORMA 2010 EBITDA Mix 12

Our Geographical Diversity 13

14 Operating Segment Overview Natural Gas Services

MMLP - Natural Gas Services MMLP's Natural Gas Services segment includes the following key assets Ownership interests in over 870 miles of gathering and transmission pipelines located primarily in East Texas and Northwest Louisiana 50% operating interest in a 285 MMcfd natural gas processing plant with full fractionation capability (14,500 bbls/d) located in East Texas Over 2.1 million barrels of combined NGL storage capacity in LA, MS and TX Profitability Drivers for Natural Gas Services include Sustainable commodity prices Drilling technologies Fractionation capability Contract mix / hedging Adjusted EBITDA to MMLP (1) (in millions) 2006: $16.0 2007: $21.6 2008: $21.1 3Q09: $15.7 (1) See reconciliation of Adjusted EBITDA in back of the presentation. 15 Waskom Plant

MMLP - Natural Gas Services MMLP's Natural Gas Services segment contract mix includes the following Percent of Liquids (POL) 45% Pure Fee 36% Percent of Proceeds (POP) 19% Keep whole < 1% Major Customers Include: BP America Production Company EXCO Samson CenterPoint Energy Gas Transmission GMX Resources, Inc. Devon Energy Shelby Operating Company We See Underlying Risks in the Business as Follows Declines in the volumes and/or quality of natural gas around our assets A decrease in demand for NGL products by the petrochemical or refining industries Imposition of regulatory changes affecting the way we operate 16

MMLP – Natural Gas Services

- Our Outlook & Opportunities for Natural Gas Services
  - Substantial opportunities exist to develop grassroots midstream infrastructure in support of Haynesville drilling activities
  - Opportunities also exist to consolidate and improve existing infrastructure
  - MMLP can be a "one-stop shop" for midstream services for both lean and rich gas
  - Wholesale distribution of NGLs provides smoothing affect to natural gas processing for MMLP

- Haynesville Shale Overview
  - Located at depths of 10,000'-13,000'
  - Area covers ~3.5 million acres in E TX & NW LA
  - Discovery well (PVR Fogle #5H) located in Harrison Co. – IP 8 MMcfd
  - Per well average EUR est 6.5 Bcfe
  - Year 1 decline ~ 81%
  - Estimated average well cost $7 MM
  - $3.88 NYMEX price = 10% BTAX ROR
  - Major acreage positions held by:

Chesapeake	510,000 ac
Devon	483,000 ac
Petrohawk	300,000 ac
EXCO	107,000 ac
BP	100,000 ac


TEXAS
LOUISIANA
Area Within Outline = 3.5 Million Acres

Source: Chesapeake Energy November 2009 IR Presentation & MMLP Management Estimates

MARTIN MIDSTREAM PARTNERS
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18 Operating Segment Overview Marine Transportation

MMLP - Marine Transportation Segment's Key Assets 45 inland marine tank barges 18 inland pushboats 5 offshore tug barge units Market Drivers Equipment Supply vs. Demand Economic Activity Refinery Runs & Crack Spreads Equipment Retirement vs. New Floating Storage Adjusted EBITDA to MMLP (1) (in millions) 2006: $14.6 2007: $16.1 2008: $20.1 3Q09: $13.6 19 (1) See reconciliation of Adjusted EBITDA in back of the presentation.

20 MMLP - Marine Transportation "HSSEQT - First " - OCIMF Member Term vs. Spot - Long vs. Short Revenue Diversity Geographic Business Sector Specialty Products Diverse Internal Customer Base Cost Reductions New Construction Upgrade Existing Equipment Process Automation

MMLP - Marine Transportation MMLP's Marine Transportation contract mix reflects Major Oil Companies International Trading Companies Martin Family of Companies Underlying Risks Supply/Demand Imbalance Economic Stagnation No Retirements Oil Comes Ashore Our Outlook Consolidate Our Position Improve Cost and Efficiencies Exploit "Specialty" Capabilities Small Company Personal Service Acquisition & Consolidation 21

22 Operating Segment Overview Terminalling & Storage

MMLP – Terminalling & Storage

- MMLP's Terminalling & Storage business consists of 23 terminal facilities with an aggregate storage capacity of 3.0 million barrels (excluding Cross Dropdown)
  - 17 marine terminals: ~2.6 million barrels of storage capacity
  - 6 inland terminals: ~0.4 million barrels of storage capacity
- Profitability Drivers for Terminalling & Storage include
  - Gulf of Mexico drilling activity
  - Drilling technologies
  - Regional distribution of petroleum products
  - Commodity price outlook / positioning
  - Gulf Coast labor costs
  - Adjusted EBITDA to MMLP [1] (in millions)
  - 2006: $14.2
  - 2007: $17.1
  - 2008: $21.5
  - 3Q09: $16.1



MARTIN MIDSTREAM PARTNERS

(1) See reconciliation of Adjusted EBITDA in back of the presentation.

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MMLP – Terminalling & Storage

Full Service Marine Terminals

- Galveston, TX
- Harbor Island, TX
- Freeport, TX
- Port O'Connor, TX
- Sabine Pass, TX
- Cameron East, LA
- Cameron West, LA
- Venice, LA

Fuel & Lubricant Marine Terminals

- Amelia, LA
- Berwick, LA
- Intracoastal City, LA
- Fourchon, LA

Lubricant Terminal

- Houston (Channelview), TX



Galveston



Intracoastal City

MARTIN MIDSTREAM PARTNERS

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MMLP – Terminalling & Storage

Specialty Petroleum Terminals

Hard to Handle Products such as:

- Asphalt ~ 700,000 bbls
- Distillates ~ 230,000 bbls
- Residual Fuel Oils ~ 190,000 bbls
- Molten Sulfur ~ 162,500 Long Tons
- Sulfuric Acids ~ 420,000 bbls
- Ammonia ~ 342,000 bbls
- Ammonium Thiosulfate ~ 35,000 bbls
- Specialty Terminal Locations:

  Tampa, FL – Asphalt & Sulfur

  Beaumont, TX – Stanolind & Port Neches Facilities, above listed products

  South Houston, TX – Specialty Asphalts

  Omaha, NE – Emulsified Asphalt



Tampa Terminal

MARTIN MIDSTREAM PARTNERS

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MMLP - Terminalling & Storage MMLP's Terminalling & Storage Contract Mix Reflects Cornerstone of MMLP's Fee-Based Cash flow Strength in product & geographic diversity - niche products / markets Will become largest segment, post-Cross Dropdown We See Underlying Risks in the Business as Follows Competitive pricing pressure for Storage / Terminalling Slowdown in consumption of Products Future project implementation; cost vs. return Our Outlook for Terminalling & Storage Stable outlook - Near term Favorable growth - Long term Favorable growth - MMLP specific 26

27 Operating Segment Overview Sulfur Services

MMLP - Sulfur Services MMLP's Sulfur Services segment includes the following key assets: 3 sulfur prillers (TX & CA) with a combined prilling capacity of 5,000 tons per day 6 sulfur-based fertilizer production plants 1 sulfuric acid plant 1 emulsified sulfur blending plant Profitability Drivers for Sulfur Services include Worldwide fertilizer demand Heavy industry demand Refinery utilization Refinery expansions/sophistication Adjusted EBITDA to MMLP (1) (in millions) 2006: $9.3 2007: $14.2 2008: $37.6 3Q09: $11.7 28 Beaumont, Texas Prilling Facility (1) See reconciliation of Adjusted EBITDA in back of the presentation.

MMLP - Sulfur Services MMLP's Sulfur Service contract mix reflects Typically 1-5 year prilling services agreements with ExxonMobil, Shell, ConocoPhillips, Valero and Motiva that are fee-based "take or pay" in nature, guaranteeing payment to MMLP Typically 1-2 year supply agreements with oil refiners and natural gas producers. Our product is then sold to phosphate producers (CF Industries) and other industrial consumers We See Underlying Risks in the Business as Follows Lack of sales to CF Industries or lack of supply due to lower refinery production Depressed earnings due to reduction of revenue against fixed operating costs Unexpectedly high maintenance or fuel costs that can be difficult to offset in the short-term Our Outlook & Opportunities for Sulfur Services Near Term - stable and favorable as domestic industrial and farm economies improve Long Term - we are optimistic that the domestic refinery industry will continue to increase sulfur production over the next 3-5 years. MMLP specific - well positioned to support and grow our long-term domestic customer relationships in an improving agricultural economy; and well positioned to be a preferred provider for sulfur disposition services 29

MMLP - Sulfur Services 30 Manufactures and markets processed sulfur products, fertilizers, sulfuric acid Fertilizer Plant locations Plainview, TX Odessa, TX Beaumont, TX Texarkana, TX Seneca, IL Salt Lake City, UT 450 Tons per day sulfuric acid plant in Plainview, TX MMLP's Plainview, TX - Sulfuric Acid Production Facility

31 MMLP Snapshot & Financial Overview

Martin Midstream Partners L.P. (NASDAQ: MMLP) Following the closing of the Cross Dropdown and unit purchase, MRMC will own a 43.9% L.P. interest and a 100% G.P. interest in MMLP MMLP is a publicly-traded, diversified MLP with operations in Natural Gas Services Terminalling and Storage Marine Transportation Sulfur Services MMLP Trading Summary (1) Unit Price: $26.61 Market Cap: $387 million Distribution: $0.75 quarterly ($3.00 annually) Current Yield: 11.3% Cash Distributions to LP Unitholders (in millions) 2007: $37.9 2008: $45.7 3Q09: $35.6 (1) As of November 11, 2009 32

Significant Milestone Events for MMLP 2002: $55 million Initial Public Offering at $19.00 per unit 2003: $30 million acquisition of marine terminals along the Texas and Louisiana Gulf Coast from Tesoro Petroleum Company 2004: $32 million follow-on equity offering $27 million acquisition of Neches Industrial Park in Beaumont 2005: $95 million acquisition of Prism Gas Systems marks MMLP's entry into gas gathering and processing business 2006: $100 million follow-on equity offering 2007: $33 million acquisition of Woodlawn Pipeline Co. $58 million follow-on equity offering ~$80 million in organic growth projects 2008: ~$80 million in organic growth projects Ended year with distribution coverage of approximately 1.3x - the highest in the company's history 2009: $45.0 million Cross Dropdown & $20 million MRMC direct equity investment 33

34 MMLP - Historical Financial Overview EBITDA = Operating Income + Depreciation & Amortization Capitalization = Total Debt + Partners' Capital

35 MMLP $325MM Credit Facilities Refinancing MMLP's existing revolving credit facility and term loan mature in November of 2010. This afternoon, The Partnership launches its refinancing process continuing on our Plan of Finance articulated in our 3rd Quarter Earnings Call MMLP has selected Wells Fargo Securities & The Royal Bank of Canada to act as Joint Lead Arrangers on the upcoming transaction The Partnership is seeking to amend its credit facility with a two year extension and to create an all-revolving credit facility structure (vs. 0ur current term-loan / revolver structure) Anticipated closing in December 2009 MMLP units represent the single largest asset of the private company, MRMC. As the GP, MRMC has been fully supportive of MMLP's capital structure and capital raise as evidenced by the recently announced $20 million equity injection.

36 Business Development & Growth Opportunities

MMLP Equity Issuance & Cross Dropdown As announced on November 4th, MMLP will issue $20 million in common LP units (715,308 units priced at @$27.96) to be purchased by MRMC. The purpose of they equity and its proceeds are to repay indebtedness of the Partnership Also announced on November 4th, MRMC has executed a Contribution and Tolling Agreement with MMLP to dropdown substantially all of the physical refining assets of the MRMC-owned Cross Oil & Refining subsidiary ("Cross") in exchange for approximately $45 million in LP units (the "Dropdown") 50% common LP units (804,721 @ $27.96) 50% ~2-yr. delayed-cash pay subordinated LP units (894,134 @ $25.16) Under the Tolling Agreement, MRMC has agreed to a 12-year term whereby MRMC will pay fees to MMLP for processing of its crude into finished products Both the equity infusion and the Dropdown are scheduled to close by the end of November 37

Cross Transaction - Description of Dropdown Assets MMLP will receive Cross assets, located in Smackover, AR that refine naphthenic lube oils such as: Transformer oils Rubber extenders Base oils for lubricants 7,500 bpd naphthenic lube refinery and over 475,000 barrels of storage capacity The assets refine naphthenic crudes which result in yields of approximately 65% for lubes, 20% for distillates and 15% for asphalt flux and other intermediate cuts Estimated Annual MMLP EBITDA: $10-12 million Estimated Annual MMLP Maintenance CapEx: $1-2 million 38

Drivers for Profitability of Cross Assets 39 Profitability Drivers for the Cross assets contributed to MMLP include Refinery efficiency (utilization / lube yield maximization) Industrial demand (utility maintenance, metalworking, etc.) Environmental regulation (driving switch to naphthenic lubes for tire industry) Secure demand from on-site blending and packaging facility (MRMC asset) Maintenance capital costs

MMLP's Growth Opportunities for the Cross Assets New Vacuum Tower (~$17 million investment) MMLP is considering installing a new vacuum tower that will increase yields of higher valued viscosity lubes and reduce yields of asphalt, which is a lower valued finished product The European Union has mandated that within continental Europe the tire industry will switch to non- aromatic (i.e. carcinogenic) extracts in tire production beginning 1/1/10. New incremental naphthenic lube demand estimated at 50-70 million gallons annually These "higher-vis" lubes are a preferred feedstock for tire manufacturers Total capital investment of ~$17 million: 5-6% estimated improvement in high margin total lube yields 4-5% estimated decrease in negative margin asphalt flux yields 40

41 Other MMLP Potential Growth Opportunities Expanded prilling opportunities We anticipate 1-2 additional new priller projects in 2010 and 2011 MRMC has recently entered into a joint venture to design, develop and construct sulfur prilling and granulation systems ("Martin Brimrock") MMLP will have access to Martin Brimrock for its construction of additional prilling and granulation facilities MRMC has recently signed a letter of intent with Cardinal Gas Storage to enter into a joint venture for the marketing and distribution of brine in the Haynesville shale In addition to the Cross refining assets, MRMC owns an on-site blending and packaging business in Smackover, Arkansas

42

43 MMLP calculates EBITDA as follows: operating income (as reported on the Consolidated Statement of Operations) plus depreciation and amortization expense (as reported on the Consolidated Statement of Operations). MMLP currently owns 50% partnership interests in Waskom Gas Processing Company ("Waskom"), Matagorda Offshore Gathering System ("Matagorda"), and Panther Interstate Pipeline Energy LLC ("PIPE"). MMLP also owns a 20% interest in a partnership that owns lease rights to the Bosque County Pipeline ("BCP"). All of these interests are accounted for by the equity method of accounting. As such, MMLP does not include any portion of the net income from these interests in its operating income as reported in its Consolidated Statements of Operations. However, because MMLP receives distributions in-kind and cash distributions from its ownership interests in these partnerships, MMLP includes these distributions in its calculation of Adjusted EBITDA. MMLP calculates Adjusted EBITDA by segment as follows: segment operating income (as reported in Management's Discussion and Analysis) plus segment depreciation and amortization expense (as reported in Management's Discussion and Analysis), plus distribution equivalents from unconsolidated Entities, plus invested cash in unconsolidated entities (as presented in the Reconciliation of Net Income to Distributable Cash flow included in the Partnership's Quarterly Earnings Release), less gain on sale or other disposition of assets by segment, plus loss on the sale or other disposition of assets by segment. EBITDA & Adjusted EBITDA Disclosures MMLP reports its financial results in accordance with generally accepted accounting principles. However, from time to time, MMLP uses certain non-GAAP financial measures such as EBITDA and Adjusted EBITDA because MMLP's management believes that this measure may provide users of this financial information with meaningful comparisons between current results and prior reported results and a meaningful measure of MMLP's ability to meet its financial obligations. EBITDA and Adjusted EBITDA should not be considered an alternative to cash flow from operating activities or any other measure of financial performance in accordance with generally accepted accounting principles (GAAP) in the United States. Neither EBITDA or Adjusted EBITDA is intended to represent cash flows for the period, nor are they presented as an alternative to income from continuing operations. Furthermore, it should not be seen as a measure of liquidity or a substitute for comparable metrics prepared in accordance with GAAP. This information may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. Accordingly, MMLP has presented herein, and will present in other information it publishes that contains this non-GAAP financial measure, a reconciliation of this measure to the most directly comparable GAAP financial measure.

44 GAAP Reconciliation to EBITDA (1) Excludes the gains (losses) from the sale of assets and includes distributable cash from unconsolidated entities (2) Excludes the gains (losses) from the sale of assets and gains (losses) from involuntary conversion of assets

45 Follow up & MMLP Contact Information

46